UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2026, Profusa, Inc. (the “Company”) entered into a know-how license agreement (the “License Agreement”) with Mayo Foundation for Medical Education and Research (“Mayo”).

Under the License Agreement, Mayo granted the Company an exclusive, worldwide license (with the right to sublicense) to certain patent rights and a non-exclusive license to related know-how in the fields of continuous oxygen measurement tools and Critical Limb-Threatening Ischemia (CLTI), including use with the Company’s Lumee product and future versions. The License Agreement has a term ending upon the later of the expiration of the last relevant patent or the 15th anniversary of the first commercial sale of the last launched licensed product, after which the license becomes fully paid-up if the Company has met its obligations.

Mayo will provide reasonable access to its investigators to facilitate know-how transfer. Sublicensing requires Mayo’s prior written approval and must meet specified conditions.

Financial terms include royalties on net sales of licensed products, milestone payments upon achievement of specified development and commercialization events, and a share of sublicense income. The Company is required to provide regular royalty reports and maintain records subject to audit.

The foregoing description of the License Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed (with certain portions redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K) herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 12, 2026, the Company issued a press release announcing its entry into the License Agreement. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Know-How License Agreement, dated February 11, 2026, by and between Profusa, Inc. and Mayo Foundation for Medical Education and Research
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

2